SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                    October 19, 2004
               ---------------------------------------------------------------
                          (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

       Delaware                     333-100485-28            13-3447441
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(State of Incorporation)           (Commission            (I.R.S. Employer
                                   File Number)           Identification No.)

745 Seventh Avenue
New York, New York                                                10019
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9--Financial Statements and Exhibits
--------------------------------------------

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

(a)  Financial Statements of Businesses Acquired - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.           Description
--------------        -----------

     5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, DaimlerChrysler Debenture-Backed Series 2004-8.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN ABS CORPORATION


                                      By:  /s/ Paul Mitrokostas
                                           ----------------------------
                                      Name:  Paul Mitrokostas
                                      Title: Senior Vice President

October 19, 2004

INDEX TO EXHIBITS
 Exhibit No.                               Description
 -----------                               -----------

          5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the DaimlerChrysler Debenture-Backed Series 2004-8.